                                                                    Exhibit 99.7

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[466,211,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           MORTGAGE LOAN ASSET-BACKED
                                  CERTIFICATES,

                                 SERIES 2006-AB1

                                  [SURF LOGO]

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 8, 2006

                              [MERRILL LYNCH LOGO]

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


       non IO

       Doc Stat = 1
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.31%          0.63%          1.35%           0.00%     0.00%

>= 630 / < 650         0.30%          0.49%          1.92%           0.00%     0.00%

>= 650 / < 670         0.30%          0.59%          1.90%           0.60%     0.47%

>= 670 / < 690         0.25%          0.42%          1.15%           0.81%     0.76%

>= 690 / < 710         0.00%          0.13%          0.73%           0.30%     0.44%

>= 710 / < 730         0.04%          0.10%          0.42%           0.28%     0.34%

>= 730                 0.38%          0.48%          0.78%           0.54%     0.27%
                                                                                        17.48%



       Doc Stat = 0
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.58%          0.42%          3.30%           0.00%     0.00%

>= 630 / < 650         0.82%          0.77%          4.91%           0.00%     0.00%

>= 650 / < 670         0.54%          0.84%          4.88%           1.30%     0.33%

>= 670 / < 690         0.46%          0.85%          4.02%           1.52%     0.77%

>= 690 / < 710         0.38%          0.13%          2.16%           2.00%     0.35%

>= 710 / < 730         0.39%          0.36%          1.34%           0.71%     0.53%

>= 730                 0.18%          0.17%          2.05%           0.74%     0.65%

                                                                                        38.45%



       Doc Stat = 1
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.00%          0.05%          0.06%           0.00%     0.00%

>= 630 / < 650         0.04%          0.10%          0.07%           0.00%     0.00%

>= 650 / < 670         0.00%          0.00%          0.16%           0.20%     0.00%

>= 670 / < 690         0.00%          0.04%          0.13%           0.47%     0.00%

>= 690 / < 710         0.01%          0.03%          0.05%           0.66%     0.00%

>= 710 / < 730         0.00%          0.00%          0.07%           0.21%     0.00%

>= 730                 0.00%          0.00%          0.38%           0.46%     0.00%

                                                                                        3.19%



       Doc Stat = 0
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.00%          0.05%          0.07%           0.00%     0.00%

>= 630 / < 650         0.01%          0.18%          0.17%           0.00%     0.00%

>= 650 / < 670         0.14%          0.22%          0.38%           0.14%     0.00%

>= 670 / < 690         0.11%          0.10%          0.26%           0.53%     0.00%

>= 690 / < 710         0.00%          0.19%          0.17%           0.54%     0.00%

>= 710 / < 730         0.05%          0.01%          0.21%           0.31%     0.00%

>= 730                 0.04%          0.12%          0.20%           0.59%     0.00%

                                                                                        4.81%



       IO - separate

       Doc Stat = 1
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.15%          0.17%          0.35%           0.00%     0.00%

>= 630 / < 650         0.00%          0.18%          0.90%           0.00%     0.00%

>= 650 / < 670         0.03%          0.24%          1.21%           0.35%     0.00%

>= 670 / < 690         0.13%          0.06%          0.83%           0.62%     0.29%

>= 690 / < 710         0.03%          0.00%          0.54%           0.17%     0.23%

>= 710 / < 730         0.00%          0.00%          0.08%           0.30%     0.08%

>= 730                 0.07%          0.05%          0.59%           0.43%     0.04%
                                                                                        8.13%



       Doc Stat = 0
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.11%          0.22%          0.18%           0.00%     0.00%

>= 630 / < 650         0.27%          0.23%          1.00%           0.00%     0.00%

>= 650 / < 670         0.24%          0.44%          1.71%           0.60%     0.00%

>= 670 / < 690         0.00%          0.62%          2.14%           0.97%     0.00%

>= 690 / < 710         0.00%          0.30%          2.17%           0.95%     0.00%

>= 710 / < 730         0.00%          0.16%          0.68%           0.31%     0.00%

>= 730                 0.09%          0.68%          1.85%           0.57%     0.04%
                                                                                        16.53%



       Doc Stat = 1
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.00%          0.00%          0.00%           0.00%     0.00%

>= 630 / < 650         0.00%          0.00%          0.00%           0.00%     0.00%

>= 650 / < 670         0.00%          0.00%          0.00%           0.00%     0.00%

>= 670 / < 690         0.00%          0.00%          0.00%           0.00%     0.00%

>= 690 / < 710         0.00%          0.00%          0.00%           0.02%     0.00%

>= 710 / < 730         0.00%          0.00%          0.00%           0.00%     0.00%

>= 730                 0.00%          0.02%          0.00%           0.00%     0.00%
                                                                                        0.04%



       Doc Stat = 0
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.00%          0.00%          0.00%           0.00%     0.00%

>= 630 / < 650         0.01%          0.00%          0.04%           0.00%     0.00%

>= 650 / < 670         0.00%          0.00%          0.00%           0.00%     0.00%

>= 670 / < 690         0.00%          0.03%          0.06%           0.05%     0.00%

>= 690 / < 710         0.00%          0.00%          0.04%           0.05%     0.00%

>= 710 / < 730         0.00%          0.00%          0.00%           0.11%     0.00%

>= 730                 0.10%          0.02%          0.16%           0.00%     0.00%
                                                                                        0.68%



       IO - joint

       Doc Stat = 1
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.00%          0.00%          0.28%           0.00%     0.00%

>= 630 / < 650         0.00%          0.00%          0.28%           0.00%     0.00%

>= 650 / < 670         0.00%          0.05%          0.61%           0.00%     0.00%

>= 670 / < 690         0.00%          0.04%          0.17%           0.09%     0.13%

>= 690 / < 710         0.00%          0.00%          0.26%           0.00%     0.00%

>= 710 / < 730         0.00%          0.00%          0.08%           0.00%     0.08%

>= 730                 0.00%          0.00%          0.25%           0.08%     0.15%
                                                                                        2.56%



       Doc Stat = 0
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.07%          0.00%          0.61%           0.00%     0.00%

>= 630 / < 650         0.00%          0.24%          1.65%           0.00%     0.00%

>= 650 / < 670         0.00%          0.00%          1.23%           0.04%     0.00%

>= 670 / < 690         0.00%          0.00%          0.94%           0.28%     0.00%

>= 690 / < 710         0.05%          0.00%          0.95%           0.34%     0.00%

>= 710 / < 730         0.00%          0.00%          0.91%           0.09%     0.00%

>= 730                 0.00%          0.00%          0.27%           0.41%     0.04%
                                                                                        8.11%



       Doc Stat = 1
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.00%          0.00%          0.00%           0.00%     0.00%

>= 630 / < 650         0.00%          0.00%          0.00%           0.00%     0.00%

>= 650 / < 670         0.00%          0.00%          0.00%           0.00%     0.00%

>= 670 / < 690         0.00%          0.00%          0.00%           0.00%     0.00%

>= 690 / < 710         0.00%          0.00%          0.00%           0.00%     0.00%

>= 710 / < 730         0.00%          0.00%          0.00%           0.00%     0.00%

>= 730                 0.00%          0.00%          0.00%           0.00%     0.00%
                                                                                        0.00%



       Doc Stat = 0
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                  0.00%          0.00%          0.00%           0.00%     0.00%

>= 550 / < 570         0.00%          0.00%          0.00%           0.00%     0.00%

>= 570 / < 590         0.00%          0.00%          0.00%           0.00%     0.00%

>= 590 / < 610         0.00%          0.00%          0.00%           0.00%     0.00%

>= 610 / < 630         0.00%          0.00%          0.00%           0.00%     0.00%

>= 630 / < 650         0.00%          0.00%          0.00%           0.00%     0.00%

>= 650 / < 670         0.00%          0.00%          0.00%           0.00%     0.00%

>= 670 / < 690         0.00%          0.00%          0.00%           0.00%     0.00%

>= 690 / < 710         0.00%          0.00%          0.00%           0.00%     0.00%

>= 710 / < 730         0.00%          0.00%          0.00%           0.00%     0.00%

>= 730                 0.00%          0.00%          0.00%           0.00%     0.00%
                                                                                        0.00%
                                                                                        -----


                                                                               Total    100.00% <-- should total 100%.
                                                                                        =======



       non IO

       Doc Stat = 1
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             9             13             44               0         0

>= 630 / < 650            12             13             74               0         0

>= 650 / < 670            12             10             62              17        16

>= 670 / < 690             8             12             34              19        29

>= 690 / < 710             0              3             22               9        16

>= 710 / < 730             1              2             14               6        12

>= 730                     6              9             21              13        12
                                                                                        530



       Doc Stat = 0
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630            13             10            115               0         0

>= 630 / < 650            15             18            182               0         0

>= 650 / < 670            14             19            148              29        11

>= 670 / < 690            11             17            102              35        27

>= 690 / < 710             9              3             55              34        15

>= 710 / < 730             7              6             28              15        19

>= 730                     3              5             48              17        19
                                                                                        1,049



       Doc Stat = 1
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             0              2              2               0         0

>= 630 / < 650             2              3              3               0         0

>= 650 / < 670             0              0              5               7         0

>= 670 / < 690             0              3              3              22         0

>= 690 / < 710             1              1              2              19         0

>= 710 / < 730             0              0              2               8         0

>= 730                     0              0              8              19         0
                                                                                        112



       Doc Stat = 0
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             0              1              2               0         0

>= 630 / < 650             1              4              6               0         0

>= 650 / < 670             5              8             13               4         0

>= 670 / < 690             3              2              9              16         0

>= 690 / < 710             0              3              5              12         0

>= 710 / < 730             1              1              5              10         0

>= 730                     2              5              6              19         0
                                                                                        143



       IO - separate

       Doc Stat = 1
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             1              3             11               0         0

>= 630 / < 650             0              4             19               0         0

>= 650 / < 670             1              4             28               6         0

>= 670 / < 690             3              1             15               9         6

>= 690 / < 710             1              0              9               4         6

>= 710 / < 730             0              0              3               5         2

>= 730                     1              1             10               6         1
                                                                                        160



       Doc Stat = 0
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------

< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             2              3              4               0         0

>= 630 / < 650             5              5             21               0         0

>= 650 / < 670             5             10             32              11         0

>= 670 / < 690             0             12             43              14         0

>= 690 / < 710             0              7             41              16         0

>= 710 / < 730             0              4             15               5         0

>= 730                     2             11             31              10         1
                                                                                        310



       Doc Stat = 1
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             0              0              0               0         0

>= 630 / < 650             0              0              0               0         0

>= 650 / < 670             0              0              0               0         0

>= 670 / < 690             0              0              0               0         0

>= 690 / < 710             0              0              0               1         0

>= 710 / < 730             0              0              0               0         0

>= 730                     0              1              0               0         0
                                                                                           2



       Doc Stat = 0
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             0              0              0               0         0

>= 630 / < 650             1              0              1               0         0

>= 650 / < 670             0              0              0               0         0

>= 670 / < 690             0              1              1               1         0

>= 690 / < 710             0              0              1               2         0

>= 710 / < 730             0              0              0               2         0

>= 730                     1              1              3               0         0
                                                                                         15



       IO - joint

       Doc Stat = 1
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------

< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             0              0              7               0         0

>= 630 / < 650             0              0              9               0         0

>= 650 / < 670             0              1             14               0         0

>= 670 / < 690             0              1              5               2         3

>= 690 / < 710             0              0              4               0         0

>= 710 / < 730             0              0              1               0         2

>= 730                     0              0              4               1         2
                                                                                         56



       Doc Stat = 0
       Occ Stat = 1

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             1              0             14               0         0

>= 630 / < 650             0              7             41               0         0

>= 650 / < 670             0              0             33               1         0

>= 670 / < 690             0              0             29               5         0

>= 690 / < 710             1              0             26               7         0

>= 710 / < 730             0              0             18               2         0

>= 730                     0              0              8               5         1
                                                                                        199



       Doc Stat = 1
       Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             0              0              0               0         0

>= 630 / < 650             0              0              0               0         0

>= 650 / < 670             0              0              0               0         0

>= 670 / < 690             0              0              0               0         0

>= 690 / < 710             0              0              0               0         0

>= 710 / < 730             0              0              0               0         0

>= 730                     0              0              0               0         0
                                                                                          0




          Doc Stat = 0
          Occ Stat = 0

                       <70     >= 70 / < 80   >= 80 / < 90    >=90 / < 100    >= 100
                       ---     ------------   ------------    ------------    ------
< 550                      0              0              0               0         0

>= 550 / < 570             0              0              0               0         0

>= 570 / < 590             0              0              0               0         0

>= 590 / < 610             0              0              0               0         0

>= 610 / < 630             0              0              0               0         0

>= 630 / < 650             0              0              0               0         0

>= 650 / < 670             0              0              0               0         0

>= 670 / < 690             0              0              0               0         0

>= 690 / < 710             0              0              0               0         0

>= 710 / < 730             0              0              0               0         0

>= 730                     0              0              0               0         0
                                                                                          0
                                                                                        ---

                                                                               Total    2,576 <-- should equal total number of loans
                                                                                        =====     in pool.


                              [MERRILL LYNCH LOGO]

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.